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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward A. Tomechko, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of The Elder-Beerman Stores Corp., (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The amended Annual Report on Form 10-K of the Company for the year ended February 1, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 15, 2003        By:  /s/  Edward A. Tomechko
                                    -----------------------

                               Name:  Edward A. Tomechko
                               Title: Executive Vice President - Chief Financial
                                      Officer, Treasurer and Secretary